UniSource Energy Corporation Tucson, Arizona NYSE: UNS March 23 - 25, 2009

Contact Information & Safe Harbor Paul J. Bonavia, Chairman, President and CEO Kevin P. Larson, Senior Vice President & Chief Financial Officer Investor Relations Contact Information M. Jo Smith, Director Chris Norman, Lead Analyst (520) 884.3650 (520) 884.3649 josmith@uns.com cnorman@uns.com Investor Information http://ir.uns.com Safe Harbor and Non-GAAP Measures This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company's pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP's generating plants; and other factors listed in UniSource Energy's Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The Company's press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company's management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

Organizational Structure UNS' Largest Subsidiary ~ 80% of Operating Revenues ~ 81% of Total Assets Vertically Integrated Electric Utility ~ 400,000 Electric Customers 2008 Financial Highlights Total Revenue $802 million Operating Cash Flows - $269 million Total Assets $2.8 billion Gas & Electric T&D Businesses ~ 146,000 Gas Customers ~ 90,000 Electric Customers 2008 Financial Highlights Retail Electric & Gas Sales ~ $350 million Operating Cash Flows - $17 million Total Assets ~ $580 million

TEP, UNS Gas and UNS Electric Service Areas Navajo Sundt Moenkopi Peacock Marketplace Kayenta Tucson Generating Station Coal Mine Interconnection With Other Utility Substation Solar Station TEP UNS Gas UNS Gas & Electric UNS Electric Service Areas High Voltage Transmission Lines San Juan Ship Rock Four Corners San Juan Mine Navajo McKinley McKinley Mine Coronado Springerville Luna Hidalgo Greenlee South Vail Valencia Nogales Davis Mead Black Mountain Kingman Kingman Black Mountain Griffith Griffith N. Havasu Lake Havasu City Parker Parker Saguaro West Wing Liberty Palo Verde Phoenix Pinal West Cholla Flagstaff Lee Ranch Yavapai Prescott MEXICO NEVADA UTAH COLORADO CALIFORNIA NEW MEXICO Lake Havasu City Pinnacle Peak

Compelling Long-Term Value Proposition for Shareholders Good regulatory foundation No general rate case requirement at largest utility subsidiary, TEP Positive free cash flow distinguishes UniSource Energy from other regulated utilities Little to no capital market requirements; no required debt refinancing until 2011; no planned equity issuance needs Well positioned to grow earnings 2009 earnings outlook between $2.55 and $2.90 per diluted share All utilities have retail fuel and purchased power recovery mechanisms Low risk, visible drivers of earnings growth over the next few years Board signaled intent to increase dividend payout level Increased dividend 20% in February 2009 to $1.16 per share (annual indicated level) Current payout ratio of 43% based on mid-point of 2009 earnings outlook Board of Directors indicated its intent to increase the dividend, over the next few years, to a payout ratio of 50% of net income Near term focus on operational excellence, managing costs and achieving financial targets Exploring ways to further capture Arizona's solar energy potential

Recent TEP Rate Order Provides Long-Term Visibility TEP operated under a rate freeze since 1999 Over the past few years, UniSource Energy's sound business fundamentals and value proposition were masked by: Lengthy rate case proceeding at TEP that culminated in a four year base rate freeze; no base rate case can be filed before July 2012 TEP has become fully regulated, eliminating exposure to volatile power markets Amortization of regulatory asset dating back to1999 ended in 2008; financial results now tied more directly to operating performance, not disguised by large regulatory charges November 2008 TEP Rate Order established a new regulatory compact with Arizona Corporation Commission (ACC) and restored the appropriate balance of risk between customers and shareholders 6% average base rate increase, effective December 1, 2008 Purchased Power and Fuel Adjustor Clause (PPFAC) allows for full recovery of actual fuel, purchased energy and capacity costs Off-sets: short-term wholesale sales, 10% of trading margin and 50% of SO2 sales revenues Provision allows for base rate and adjustor mechanism change in emergency conditions, including the imposition of a federal carbon tax or related regulation, subject to ACC approval

Tucson Electric Power Diverse Retail Customer Base Diverse Retail Customer Base Diverse Retail Customer Base Diverse Retail Customer Base Diverse Retail Customer Base 2008 Retail kWh Sales Mix Residential 41% Industrial 24% Commercial - 21% Copper Mining - 11% Public Authority - 3% University of Arizona Davis Monthan Air Force Base Freeport -McMoRan Historic Retail Customer Growth 2.1% Average Annual Growth Rate 250,000 280,000 310,000 340,000 370,000 400,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Tucson Electric Power Energy Resources No commodity price exposure for retail fuel & purchased power costs; PPFAC allows for full recovery Long-term contracts provide price and supply stability for coal requirements Substation and transmission line additions are expanding access to the Palo Verde hub No new base load generation requirements 2008 TEP Rate Order does not preclude TEP from seeking rate relief in the event of the imposition of a federal carbon tax or related federal carbon regulations 2008 Energy Resources Coal Luna CCCT Purchased Power Other Gas Resource Mix 2% Generating Capacity 10,576 GWh 2,906 GWh 646 GWh 224 GWh 69% 9% 22% Solar - 0.3% 5 MW 483 MW 190 MW 1,525 MW 74% 20% 4%

Tucson Electric Power Early Investor In Renewable Energy Resources Solar TEP pioneered the development of large-scale utility solar arrays through its Springerville Generating Station Solar System, which broke ground in 2000 and was later expanded to 4.6 MW The SGS Solar System set a world record for solar energy production in 2006 and still ranks among the largest arrays in the Western Hemisphere 1.2 MW of customer installed roof-top solar arrays In July 2008, Solar Electric Power Association ranked TEP among the top 10 "most solar integrated utilities" Total solar capacity per customer ranks 3rd among all investor-owned utilities (1) Methane gas Since 1999, landfill methane gas piped to Sundt Generating Station in Tucson Supplies enough gas to provide power to over 2,300 Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Tucson homes per year Los Reales Landfill Tucson, AZ (1) According to Solar Electric Power Association 4.6 MW PV Installation Springerville, AZ Roof top solar installation Tucson, AZ Roof top solar installation Tucson, AZ

Arizona Renewable Energy Requirements RES rules implemented in 2008 Affected Arizona utilities required to generate or purchase at least 15% of their annual total annual retail energy requirements from renewable energy technologies by 2025 Phase-in requirements 2.00% by 2009 1/2% annual increases from 2010-2015 1% annual increases thereafter Funded through customer surcharge RES plan and associated surcharge approved annually by the ACC No income statement impact; costs offset by surcharge collection 2009 approved plan costs & surcharge collection $30 million @ TEP $5 million @ UNS Electric Programs offered by TEP and UNS Electric Customer rebates for solar PV installations and solar water heaters Discounted compact florescent light programs for large retailers Rebates for high efficiency HVAC systems Support for research and development Partnership with University of Arizona supporting R&D on cutting edge critical technical obstacles to wide scale use of solar energy

Regulatory Framework Arizona Corporation Commission Constitutionally created branch of Arizona government Five commissioners elected state-wide Limited to serve two four year terms ACC regulatory framework for TEP, UNS Gas & UNS Electric Retail rates based on cost-of-service Pass through mechanisms allow for full recovery of fuel and purchased power costs Forward-looking surcharge True-up over subsequent 12 months Federal Energy Regulatory Commission Transmission rates Long-term wholesale transactions Commissioner Term Expires Kristin Mayes (R) Jan 2011* Sandra Kennedy (D) Jan 2013 Paul Newman (D) Jan 2013 Gary Pierce (R) Jan 2011 Bob Stump (R) Jan 2013 * Unable to run for re-election - two term limit

Constructive Regulatory Approach Resulted in 2008 TEP Rate Order 2008 Settlement Agreement reached among a broad range of stakeholders Approved unanimously by the ACC Key earnings driver - improved TEP Utility Gross Margin Base rate increase averaging 6% will increase retail revenues approximately $50 million Over last few years, rising cost of fuel and purchased power to serve retail customers offset benefits of short- term wholesale sales Recovering actual costs through the PPFAC is estimated to increase utility gross margin by approximately $60 million in 2009 TEP Utility Gross Margin ($ in millions) $599 $573 $509 $620 2006 2007 2008 2009E

UniSource Energy Generates Free Cash Flow ($ millions) Operating Cash Flow Capital Expenditures TEP Capital Expenditures 2009 - 2013 Total $1.1 Billion UniSource Energy Consolidated Forecast $283 $323 $277 $239 $245 $349 $294 $270 $301 $281 $227 2006 2007 2008 2009 2010 2011 2012 2013 $330 Environmental $65 million No new base load generation Sundt Unit 4 lease expiration (2011) SGS water-related projects Transmission 500 kV projects to expand import capability Other $162 million Generation $405 million Distribution $299 million Transmission $211 million

Sound Financial Position Increased liquidity TEP issued $320 million tax exempt debt in 2008 at favorable rates Redeemed $200 million maturing obligations Paid down credit revolver balance UNS Electric issued $100 million debt at favorable rates in August 2008 Redeemed $60 million maturing obligations Paid down credit revolver balance UniSource Energy consolidated revolving credit capacity of $280 million Operating cash flows expected to exceed utility capital expenditures Improved credit ratings S&P upgraded TEP's secured debt to BBB+ and unsecured to BBB- UNS Gas and UNS Electric's senior unsecured debt received investment grade ratings from Moody's No required refinancing until 2011 No equity issuance needs to fund capital expenditures

Opportunities for Earnings Growth in 2010 & 2011 Earnings outlook for 2009 between $2.55 and $2.90 per diluted share Retail sales growth Increase in TEP retail sales from 2009 ranging from 1% to 1.5% on average each year 1% change in retail kWh sales represents a change in gross margin of approximately $5.7 million pre-tax, or $0.09 per diluted share; based on weighted average non-fuel rate of $0.06 per kWh Average annual customer growth ranging from 0.5% to 2% Increase in UNS Electric non-mining retail kWh sales from 2009 ranging from 1.5% to 3% on average in each year; estimated mining sales of 200,000 - 300,000 MWh in 2010 and 2011 Increase in UNS Gas retail therm sales from 2009 ranging from 0.5% to 1.5% on average in each year Benefits from operating Springerville Unit 4 TEP will operate SGS Unit 4; expected to be completed at the end of 2009 Annual benefits of approximately $8 million pre-tax from rental payments, other fees and cost savings Long-term wholesale sales revenues - TEP Navajo Tribal Utility Authority; 50% of summer energy (June - Sept) re-priced to market in 2010 (2008 full year sales ~ 240,000 MWh) Salt River Project; energy re-priced to market beginning June 2011 (2008 full year sales ~ 850,000 MWh) Reduction in capital lease amortization - TEP 2009 - $18 million; 2010 - $19 million; 2011 - $11 million Reductions in interest expense on capital leases - TEP 2009 - $45 million; 2010 - $44 million; 2011 - $41 million Rate increases at UNS Gas and UNS Electric UNS Gas requested $9.5 million base rate increase; expect rate order in late 2009 or early 2010 UNS Electric general rate case filing expected mid-2009

UniSource Energy Outlook Well Positioned for Earnings and Dividend Growth Existing opportunities to grow earnings in 2010 and 2011 Board of Directors indicated intention to grow dividend payout over the next few years to 50% of net income Good regulatory foundation Outlook for long-term customer and load growth remains positive Near term focus on operational excellence, managing costs and achieving financial targets Strategic Direction: Adapting to Changing Environmental Objectives and Political Realities Define steps to achieve environmental objectives that are financially viable and provide for earnings growth Explore ways to further capture Arizona's solar energy potential Develop strategic response to potential new restrictions on CO2 emissions

Appendix

2009 Outlook and Assumptions 2009 Earnings Outlook UniSource Energy diluted earnings per share range: $2.55 - $2.90 per share The following list of assumptions is not intended to be a full list of factors which could cause UniSource Energy's future results to differ from current expectations. Please refer to UniSource Energy's SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results. 2009 TEP Assumptions TEP Utility Gross Margin[1] of approximately $620 million Normal weather patterns No change in aggregate retail kWh sales from 2008 actual; customer growth of 0.5% 2008 retail kWh sales were approximately 9,500 GWh A 1% change in overall retail kWh sales represents a change in gross margin of approximately $5.7 million pre-tax, or $0.09 / diluted share, based on a weighted average non-fuel rate of $0.06 per kWh 2009 UES Assumptions Normal weather patterns No change in aggregate residential and small commercial kWh sales from 2008 Increase of approximately 170,000 MWh in mining and industrial sales relative to 2008 No change in aggregate retail gas therm sales from 2008 2009 UED Assumptions Approximately $5 million additional gross margin ($3 million after tax) compared with 2008 due to full year of operations at the Black Mountain Generating Station; PPA with UNS Electric began June 1, 2008 [1] Utility Gross Margin is a non-GAAP measure. See slide 22 for a reconciliation of Utility Gross Margin (Non-GAAP) to Operating Income (GAAP) for 2006-2008.

2009 Outlook and Assumptions 2009 UniSource Consolidated Assumptions 2009 base O&M expense of $285 million 2009 O&M includes estimated pension and postretirement benefits expense of $20 million, compared with $11 million in 2008 Excludes transmission wheeling expense as it will be subject to recovery through the PPFAC and reported as a separate line item in the calculation of gross margin instead of being reported in O&M expense In 2008, base O&M expense was $263 million. For comparison purposes, this amount excludes $19 million of transmission and wheeling expense that was reported as O&M. Estimated and historical pension and postretirement benefits expense: Increase in depreciation and amortization expense of approximately $22 million compared with 2008 (excluding TRA amortization of $24 million that was recorded in 2008 and terminated in May 2008) 2009 includes depreciation expense of $147 million compared with $126 million in 2008 capital lease amortization of $18 million compared with $21 million in 2008 other amortization of $4 million related to regulatory assets at TEP created by the 2008 rate order Interest expense on capital leases (net of interest income on investment in lease debt) of $45 million in 2009 compared with $48 million in 2008 40% effective income tax rate Avg. shares outstanding: 36 million basic; 40 million fully diluted Fully diluted EPS calculation incorporates $4 million of after-tax interest savings as if the $150 million of convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock convertible notes were converted to common stock

2010 and 2011 Outlook 2010 AND 2011 OUTLOOK TEP Assumptions An increase in aggregate TEP retail sales from 2009 ranging from 1% to 1.5% on average in each year Customer growth from 2009 ranging from 0.5% to 2% on average in each year Re-pricing in 2010 of energy component under long-term wholesale sales contract with Navajo Tribal Utility Authority 50% of summer energy (June-Sept) will be based on market price of power Re-pricing in 2011 of energy component under long-term wholesale sales contract with Salt River Project Beginning in June 2011, price of energy based on market price of power Capital lease amortization of $19 million in 2010 and $11 million in 2011 Interest expense on capital leases (net of interest income on investment in lease debt) of $44 million in 2010 and $41 million in 2011 Springerville Unit 4 operational in 2010, resulting in full-year pre-tax benefits of approximately $8 million UES Assumptions An increase from 2009 in non-mining retail kWh sales at UNS Electric ranging from 1.5% to 3% on average in each year Estimated mining sales of 200,000 - 300,000 MWh in 2010 and 2011 An increase in retail therm sales UNS Gas ranging from 2009 ranging from 0.5% to 1.5% on average in each year UNS Gas rate order in late 2009 or early 2010

Non-GAAP Measures Utility Gross Margin - TEP TEP's Utility Gross Margin represents retail and wholesale electric revenues less fuel and purchased power expense. Utility Gross Margin is presented here as a measure of operating performance because it can be used as an indication of a company's electric revenues in excess of the fuel and purchased power costs and is commonly used as an analytical indicator in our industry. Utility Gross Margin measures presented may not be comparable to similarly titled measures used by other companies. Utility Gross Margin is not a measurement presented in accordance with United States generally accepted accounting principles (GAAP), and we do not intend Utility Gross Margin to represent operating income as defined by GAAP. Utility Gross Margin should not be considered to be an alternative to operating income or any other items calculated in accordance with GAAP or an indicator of our operating performance. TEP believes Utility Gross Margin, which is a non- GAAP financial measure, provides useful information to investors as a measure of operating performance. The most directly comparable GAAP measure to Utility Gross Margin is operating income. Base O&M - TEP Base O&M excludes: expenses incurred by TEP that are reimbursed by a third party; transmission expense (which, beginning in 2009, will be recovered through the PPFAC; and the sale of SO2 allowances, which is recorded as a contra expense on TEP's GAAP financial statements. Base O&M is not a measurement presented in accordance with GAAP and we do not intend Base O&M to represent reported O&M as defined by GAAP. You should not consider Base O&M to be an alternative to O&M or any other items calculated in accordance with GAAP. We believe Base O&M, which is a non-GAAP measure, provides useful information to investors as a measure of TEP's operating and maintenance expenses. 2008 2007 2006 TEP Utility Gross Margin (non-GAAP) $509 $573 $599 TEP Operating Income (GAAP) $107 $189 $216 -Millions of Dollars- TEP Utility Base O&M (non-GAAP) $218 $192 $191 TEP O&M (GAAP) $267 $212 $199

Reconciliation of Non-GAAP Measures Reconciliation of TEP Utility Gross Margin (Non-GAAP) to Operating Income (GAAP) In 2009, the PPFAC will allow for recovery of eligible transmission expenses In 2009, short-term wholesale sales will be credited against the PPFAC 2008 2007 2006 Electric Retail Sales $802 $812 $774 Long-Term Electric Wholesale Sales 58 56 51 Wholesale Transmission Sales 17 15 11 Total 877 883 836 Less Fuel, Purchased Power and Transmission Expense Fuel Expense 285 291 258 Reimbursed Fuel Expense (5) (5) (9) FAS 71 Reinstatement Included in Fuel Expense 24 - - Purchased Power Expense 238 140 100 Transmission Expense (1) 11 9 5 Short-term Electric Wholesale Sales (2) (185) (125) (117) Total 368 310 237 Utility Gross Margin (non-GAAP) $509 $573 $599 Reconciling Line Items to Operating Income Other Revenues: CTC Revenue Subject to Refund (58) - - Other Revenue 75 62 36 Other Operating Expenses (Income): Reimbursed Fuel Expense 5 5 9 FAS 71 Reinstatement Included in Fuel Expense (24) - - Other Operations & Maintenance 267 212 199 Transmission Expense (11) (9) (5) Depreciation & Amortization 126 120 112 Amortization of 1999 Transition Recovery Asset 24 78 66 Taxes Other Than Income Taxes 32 40 38 Operating Income (GAAP) $107 $189 $216 -Millions of Dollars-

Reconciliation of Non-GAAP Measures Reconciliation of TEP Base O&M (Non-GAAP) to O&M (GAAP) *Represents expenses related TEP's customer-funded renewable energy programs; the offsetting funds collected from customers are recorded in other revenue **Consolidating adjustments shown net of O&M related to Millennium and UED TEP O&M Components 2008 2007 2006 A&G, T&D, Customer Service, Etc. $161 $148 $142 Transmission and Wheeling Expense (11) (9) (5) Generating Plant Maintenance Expense 58 41 43 Pension and Postretirement Benefits Expense 10 12 11 TEP Base O&M (Non-GAAP) $218 $192 $191 Reimbursed O&M Related to Springerville Units 3 and 4 35 24 9 Transmission and Wheeling Expense 11 9 5 Expenses Related to Customer-funded Renewable Energy Programs* 3 2 1 Reinstatement of FAS 71 1 0 0 Gain on the Sale of SO 2 Emissions Allowances (1) (15) (7) TEP O&M (GAAP) $267 $212 $199 UNS Gas O&M 25 27 25 UNS Electric O&M 30 30 26 Consolidating Adjustments & Other** (10) (11) (3) UniSource Energy O&M (GAAP) $312 $258 $247 -Millions of Dollars-

Credit Ratings & Liquidity Position

- Stable credit ratings – upgraded one notch by S&P in December 2008
- Sufficient lines of credit mature 2011
  - TEP - $150 million
  - UES - $ 60 million
  - UNS - $ 70 million

TEP	Moody's	S&P	Fitch
Secured	Baa2	BBB+	BBB-
Unsecured	Baa3	BBB-	BB+
Issuer	Baa3	BB+	N/A
Outlook	Stable	Stable	Stable

UniSource Energy	Moody's
Secured Credit Facility	Ba1
Outlook	Stable

UNS Electric	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

UNS Gas	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

Investment grade

24

Consolidated and Subsidiary Capital Structure UniSource Energy Consolidated TEP UNS Gas UNS Electric 28% $679M 72% 24% $581M 76% 20% $415M 80% 30% $584M 70% 37% $37M 63% 49% $97M 51% 40% $53M 60% Equity / Total Capitalization Debt / Total Capitalization 12/31/2003 12/31/2008 12/31/2003 12/31/2008 12/31/2003 12/31/2008 12/31/2003 12/31/2008 Note: Debt is shown net of investment in lease debt 44% $84M 56%

Tucson Electric Power Strong Coal Plant Operating Performance Average Equivalent Availability Factor Baghouse - Low NOx Environmental Equipment Operator TEP's Share (MW) Coal Delivery In Service Dates TEP's Share (%) TEP 156 MW rail 1967 100% TEP 770 MW rail Unit 1 - 1985 Unit 2 - 1990 100% Arizona Public Service 110 MW mine mouth Unit 4 - 1969 Unit 5 - 1970 7% Salt River Project 168 MW mine mouth Unit 1 - 1974 Unit 2 - 1975 Unit 3 - 1976 7.5% Public Service of New Mexico 322 MW mine mouth Unit 1 - 1976 Unit 2 - 1973 50% Coal Supplier Contract Term Peabody 2020 BHP Billiton 2016 Peabody 2011 San Juan Coal 2017 Rio Tinto Chevron Mining 2009 Annual Expected Coal Usage 350 k tons 3.2 mil. tons 400k tons 500k tons 1.3 mil. tons Baghouse Scrubbers Low NOx Baghouse Scrubbers - Precipitators Scrubbers - Baghouse Scrubbers LowNOx Mercury removal Sundt Unit 4 coal/gas Navajo Units 1,2&3 coal Industry Avg. coal Four Corners Units 4&5 coal San Juan Units 1&2 coal Springerville Units 1&2 coal 2004 2005 2006 2007 2008 Sundt 94.3 94.5 82.6 96.2 96.5 West North 93% 87% 87% 83% 03 04 05 06 07 04 05 06 07 08 04 05 06 07 08 04 05 06 07 08 04 05 06 07 08 93% 2004 2005 2006 2007 2008 SGS 88.9 86.6 91.3 92.3 90.5 West North 91% 04 05 06 07 08 2003 2004 2005 2006 2007 2008 Four Corners 82.4 86.3 90.5 78.5 78.8 West North 84% 2004 2005 2006 2007 2008 Navajo 92.7 88.6 91.2 91.2 75 West North 88% 2004 2005 2006 2007 2008 San Juan 89.1 89.5 90.7 83.1 76.7 West North 85% 2003 2004 2005 2006 2007 Industry Avg 84.57 85.39 85.16 85.14 83.72 West North 85%

UniSource Energy Services UNS Gas Customer growth has slowed from historic 3-4% annual customer growth rates 2008 customer growth less than 1% 2009 sales flat with 2008 levels Moderate sales growth beginning in 2010 Rate Case Activity 4% average base rate increase effective December 2007 Approximately $5 million annual revenue increase General rate case pending: requested 6% base rate increase; approximately $9.5 million Expect ACC ruling late 2009 or early 2010 UNS Electric Customer growth has slowed from historic 3-4% annual customer growth rates No customer growth in 2008 vs. 2007 Expect 2009 residential and commercial sales at 2008 levels; moderate growth beginning in 2010 Mining & industrial load expected in increase in 2009 by approximately 170,000 MWh Rate Case Activity 2.5% base rate increase effective June 2008 Approximately $4 million annual revenue increase Expect to file for base rate increase mid-2009 $4 $4 $8 $5 $5 $4 $ - $ 2 $ 4 $ 6 $ 8 $10 $12 $14 2006 2007 2008 UNS Gas UNS Electric UES Net Income ($ millions) $20 $19 $21 $22 $23 $29 $24 $23 $37 $16 $ - $10 $20 $30 $40 $50 $60 $70 2009 2010 2011 2012 2013 UNS Gas UNS Electric Estimated Capital Expenditures ($ millions)